UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 4, 2010
Navigant Consulting, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12173	36-4094854
(State of Other Jurisdiction	Commission	(IRS Employer
of Incorporation)	File Number	Identification No.)

30 S. Wacker, Suite 3550, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code (312) 573-5600
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.
On October 4, 2010, Navigant Consulting, Inc. (the “Company”) announced that it had acquired substantially all the assets of EthosPartners Healthcare Management Group, Inc., a national healthcare consulting group specializing in physician and hospital alignment, physician practice operations management, and physician revenue cycle management. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

99.1	Press Release of the Company dated October 4, 2010.
SIGNATURES
     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Navigant Consulting, Inc.
Date: October 4, 2010	By:	/s/ Thomas A. Nardi
		Name:	Thomas A. Nardi
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Press Release of the Company dated October 4, 2010.